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                                   EXHIBIT 5
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NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY                      THE ONE(R) INVESTOR SELECT ANNUITY(SM)
P.O. Box 182008
Columbus, Ohio 43218-2008
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Owner Name
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Day Phone                       [ ] Male        Date of Birth        Social Security No.
(   )                           [ ] Female          /  /
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Owner Address

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Joint Owner Name                [ ] Male        Date of Birth        Social Security No.
                                [ ] Female          /  /
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Joint Owner Address

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Annuitant Name                  [ ] Male        Date of Birth        Social Security No.
                                [ ] Female          /  /
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Annuitant Address

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Beneficiary                  Relationship       Date of Birth        Social Security No.
                                                    /  /
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NOTE:    If the Owner/Joint Owners wish to name multiple Beneficiaries or a Contingent Beneficiary, please do so in the Remarks section below.
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To authorize Nationwide Life and Annuity Insurance Company to allow the exercise of Ownership rights
(including the right to make telephone exchanges among investment options) independently by EITHER the
Owner or Joint Owner, please initial here: (Owner)____________, (Joint Owner)____________. NATIONWIDE
LIFE AND ANNUITY INSURANCE COMPANY WILL NOT BE LIABLE FOR ANY LOSS, LIABILITY, COST OR EXPENSE FOR ACTING
IN ACCORDANCE WITH THE REQUESTS OR INSTRUCTIONS OF THE OWNER OR JOINT OWNER.
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ANNUITY PURCHASE PAYMENTS: First Purchase Payment $____________ (Min. Initial Payment: $15,000) submitted herewith. A copy of this application duly signed by the agent will constitute receipt for such amount. If this application is declined, there will be no liability on the part of the Insurance Company, and any sums submitted with this application will be refunded.
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PURCHASE PAYMENT ALLOCATION (MUST TOTAL 100%):
THE ONE(R)GROUP INVESTMENT TRUST:       AIM VARIABLE INS. FUNDS:       TEMPLETON VAR. PROD. SERIES FUND:
      % Equity Index                          % Capital Appreciation         % Developing Markets Class 2
 -----                                   -----                          -----
      % Government Bond                       % High Yield                   % International Class 2
 -----                                   -----                          -----
      % Growth Opportunities                  % International Equity   NATIONWIDE SEP. ACCT. TRUST:
 -----                                   -----                               % Money Market
                                              % Value                   -----
                                         -----
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TAX QUALIFIED STATUS: [ ] Non-Qualified  [ ] IRA  [ ] ROTH IRA  [ ] Other    ANNUITY COMMENCEMENT DATE:
Year for which contribution is applied _____. Please attach appropriate      The First Day of MO.    YEAR
agreements.                                                                  ----------------------------
[ ] IRA rollover    [ ] IRA transfer
Direct rollover of qualified retirement plan assets to an IRA?   [ ] Yes    [ ] No
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OPTIONAL ANNUITY FORM ELECTED: The Annuity Option is assumed to be the Standard Life Annuity with 10 years certain unless Nationwide Life and Annuity Insurance Company receives a written request to change.
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Will the annuity applied for replace or change existing annuity or life insurance?
[ ] Yes      [ ] No           If Yes, explain:
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REMARKS:


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I hereby represent my answers to the above questions to be correct and true to the best of my knowledge and belief and agree that this application shall be a part of any annuity contract issued by the
Insurance Company. I UNDERSTAND THAT ANNUITY PAYMENTS AND SURRENDER VALUES, WHEN BASED UPON INVESTMENT
EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE AND ARE NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT.
RECEIPT OF A CURRENT VARIABLE ANNUITY PROSPECTUS IS HEREBY ACKNOWLEDGED.
[ ] Please send me a copy of the Statement of Additional Information to the prospectus.
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OWNER'S(S')
SIGNATURE(S)  X                                           X
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SIGNED AT STATE OF                                        ON THIS DATE OF
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AGENT'S SIGNATURE                                         AGENT'S TELEPHONE #
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AGENT:   Do you have reason to believe the Contract applied for is to replace or change existing
         annuities or insurance owned by the annuitant? [ ] Yes   [ ] No
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General Agent                                   Principal Office

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City                                State           Zip                 Branch Office Location

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FHL-619      White - Nationwide Life and Annuity Insurance Co.      Yellow - Customer      Pink - Agent
(AO) (4/98) Bank One
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